UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-73158	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA 91406

(Address of principal executive offices, including zip code)

(800) 922-4356

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On September 8, 2022, the Company issued a press release discussing the Company’s financial results for the quarter ending June 30, 2022.  The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information under this Item 2.02 in this Current Report is not intended to, and does not, constitute a determination or admission by the Company that the information contained under this Item 2.02 in this Current Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 8, 2022, titled “Eco Innovation Group Announces Financial and Operational Highlights for the Three Months Ended June 30, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: September 8, 2022		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated September 8, 2022, titled “Eco Innovation Group Announces Financial and Operational Highlights for the Three Months Ended June 30, 2022”
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).